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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported):  December  4, 1997


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                 1-267                  13-5531602
(State or other          (Commission File       (IRS Employer
 jurisdiction of          Number)                Identification
 incorporation)                                  Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740
            (Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400



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Item 5. Other Events.

        At  the  December 4, 1997 Board  of  Directors
        Meeting, the Board approved a Senior Office Separation Plan which may be offered to certain of its executive officers, certain executive officers of its electric utility subsidiaries, and certain of the Vice Presidents of Allegheny Power Service Corporation who are offered a position after consummation of the merger between Allegheny Energy, Inc. and DQE, Inc. (the "Merger") that warrants a reduction in compensation. This plan is contingent upon consummation of the Merger.  Attached as
         Exhibit 10.1 is a Statement of Enhancements which may be offered.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


        (c)   Exhibits

              10.1 Senior Officer Separation Plan Statement of
                   Enhancements








                           SIGNATURES


         Pursuant to the requirements of the Securities  Exchange
Act  of  1934, the Registrant has duly caused this Report  to  be
signed   on   its  behalf  by  the  undersigned  thereunto   duly
authorized.

                                Allegheny Energy, Inc.




Dated:  March 23, 1998          By:  /s/ Carol G. Russ
                                Name:   Carol G. Russ
                                Title:  Counsel


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                         Exhibit Index



Item No. 1        10.1  Allegheny Power Senior Officer Separation Plan
                        Statement of Enhancements